Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005

OPERATING REVENUES:
Gas utility	$116.8	$136.8	$848.6	$839.5
Electric utility	123.2	128.7	324.4	320.3
Nonutility revenues	100.5	45.3	259.5	154.4
Total operating revenues	340.5	310.8	1,432.5	1,314.2

OPERATING EXPENSES:
Cost of gas sold	59.9	81.6	577.4	568.8
Cost of fuel and purchased power	46.8	48.1	115.8	110.3
Cost of nonutility revenues	48.8	32.5	174.8	115.5
Other operating	101.8	67.2	242.9	204.1
Depreciation and amortization	44.0	41.2	127.5	116.8
Taxes other than income taxes	10.8	10.3	45.7	44.4
Total operating expenses	312.1	280.9	1,284.1	1,159.9

OPERATING INCOME	28.4	29.9	148.4	154.3

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	3.2	5.4	14.7	12.5
Other - net	1.6	1.6	(4.5)	5.6
Total other income	4.8	7.0	10.2	18.1

INTEREST EXPENSE	24.2	21.0	69.9	60.8

INCOME BEFORE INCOME TAXES	9.0	15.9	88.7	111.6

INCOME TAXES	(3.0)	(0.6)	14.8	25.6

NET INCOME	$12.0	$16.5	$73.9	$86.0

AVERAGE COMMON SHARES OUTSTANDING	75.7	75.7	75.7	75.6
DILUTED COMMON SHARES OUTSTANDING	76.0	76.2	76.0	76.2

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.16	$0.22	$0.98	$1.14

DILUTED	$0.16	$0.22	$0.97	$1.13

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005

OPERATING REVENUES:
Gas utility	$116.8	$136.8	$848.6	$839.5
Electric utility	123.2	128.7	324.4	320.3
Other	0.5	0.2	1.4	0.5
Total operating revenues	240.5	265.7	1,174.4	1,160.3

OPERATING EXPENSES:
Cost of gas sold	59.9	81.6	577.4	568.8
Fuel for electric generation	46.8	48.1	115.8	110.3
Other operating	61.6	58.9	182.8	179.7
Depreciation and amortization	38.0	36.3	112.8	104.2
Taxes other than income taxes	10.5	10.1	44.9	43.6
Total operating expenses	216.8	235.0	1,033.7	1,006.6

OPERATING INCOME	23.7	30.7	140.7	153.7

OTHER INCOME - NET	2.0	1.3	4.8	4.6

INTEREST EXPENSE	19.2	17.5	57.4	50.8

INCOME BEFORE INCOME TAXES	6.5	14.5	88.1	107.5

INCOME TAXES	-	5.6	31.1	42.7

NET INCOME	$6.5	$8.9	$57.0	$64.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005

REPORTED EARNINGS:
Utility Group	$6.5	$8.9	$57.0	$64.8

Non-utility Group
Energy Marketing and Services	(0.2)	3.0	13.0	11.1
Mining Operations	1.6	1.6	4.3	4.2
Energy Infrastructure Services	3.6	1.3	3.2	(0.6)
Other Businesses	(0.1)	(0.7)	0.1	(1.4)
Total Non-utility Operations	4.9	5.2	20.6	13.3

Corporate and Other	-	(0.9)	-	(1.9)

Sub-Total Operations	11.4	13.2	77.6	76.2

Synfuels-related	0.6	3.3	(3.7)	9.8

Vectren Consolidated	$12.0	$16.5	$73.9	$86.0

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005

GAS OPERATING REVENUES (Millions):

Residential	$68.7	$80.4	$555.2	$549.3
Commercial	33.5	41.6	236.4	236.3
Industrial	12.4	13.9	47.1	45.6
Miscellaneous Revenue	2.2	0.9	9.9	8.3
	$116.8	$136.8	$848.6	$839.5

GAS MARGIN (Millions):

Residential	$34.6	$34.8	$171.9	$174.8
Commercial	10.2	10.0	54.6	55.6
Industrial	9.5	9.1	34.2	34.4
Miscellaneous	2.6	1.3	10.5	5.9
	$56.9	$55.2	$271.2	$270.7

GAS SOLD & TRANSPORTED (MMDth):

Residential	4.1	4.0	43.5	51.6
Commercial	2.9	2.8	20.2	23.7
Industrial	17.7	17.4	61.2	63.4
	24.7	24.2	124.9	138.7

AVERAGE GAS CUSTOMERS

Residential	882,366	877,273	893,029	887,883
Commercial	82,358	81,967	83,334	83,046
Industrial	1,636	1,638	1,645	1,616
	966,360	960,878	978,008	972,545

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days			84%	91%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005

ELECTRIC OPERATING REVENUES (Millions):

Residential	$43.6	$48.1	$101.7	$106.2
Commercial	27.7	28.1	72.2	72.1
Industrial	36.2	34.1	97.0	89.9
Municipals	7.8	7.8	20.0	20.0
Miscellaneous Revenue	3.2	1.9	9.1	4.3
Total Retail	118.5	120.0	300.0	292.5
Net Wholesale Revenues	4.7	8.7	24.4	27.8
	$123.2	$128.7	$324.4	$320.3
ELECTRIC MARGIN (Millions):

Residential	$31.3	$35.6	$75.7	$80.6
Commercial	18.0	18.8	49.9	50.6
Industrial	18.9	18.0	53.4	49.6
Municipals	3.5	3.2	10.1	10.0
Miscellaneous	3.1	1.7	8.8	4.1
Total Retail	74.8	77.3	197.9	194.9
Net Wholesale Margin	1.6	3.3	10.7	15.1
	$76.4	$80.6	$208.6	$210.0
ELECTRICITY SOLD (GWh):

Residential	474.6	536.8	1,147.3	1,228.1
Commercial	372.4	395.8	1,005.1	1,035.9
Industrial	674.7	684.9	1,983.9	1,954.9
Municipals	178.1	200.5	480.3	519.5
Miscellaneous Sales	4.8	4.7	14.4	13.8
Total Retail	1,704.6	1,822.7	4,631.0	4,752.2
Wholesale	110.8	727.0	763.1	2,423.9
	1,815.4	2,549.7	5,394.1	7,176.1
AVERAGE ELECTRIC CUSTOMERS

Residential	121,263	120,077	121,016	119,877
Commercial	18,865	18,718	18,798	18,680
Industrial	107	106	107	106
All Others	45	54	49	55
	140,280	138,955	139,970	138,718
YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days	95%	114%	95%	107%
Heating Degree Days			84%	91%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	September 30,	December 31,
	2006	2005
ASSETS
Current Assets
Cash & cash equivalents	$6.6	$20.4
Accounts receivable - less reserves of $3.8 &
$2.8, respectively	128.9	197.8
Accrued unbilled revenues	50.0	240.6
Inventories	188.9	144.6
Recoverable fuel & natural gas costs	-	15.4
Prepayments & other current assets	136.4	106.4
Total current assets	510.8	725.2
Utility Plant
Original cost	3,777.7	3,632.0
Less: accumulated depreciation & amortization	1,441.0	1,380.1
Net utility plant	2,336.7	2,251.9
Investments in unconsolidated affiliates	177.2	214.7
Other investments	107.6	111.6
Non-utility property - net	283.2	240.3
Goodwill - net	238.1	207.1
Regulatory assets	112.8	89.9
Other assets	52.4	27.4
TOTAL ASSETS	$3,818.8	$3,868.1
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$150.3	$159.0
Accounts payable to affiliated companies	42.2	162.3
Refundable fuel & natural gas costs	24.1	7.6
Accrued liabilities	133.7	156.6
Short-term borrowings	332.2	299.9
Current maturities of long-term debt	24.3	0.4
Long-term debt subject to tender	-	53.7
Total current liabilities	706.8	839.5
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,251.8	1,198.0
Deferred Income Taxes & Other Liabilities
Deferred income taxes	233.9	227.3
Regulatory liabilities	289.4	272.9
Deferred credits & other liabilities	197.6	186.7
Total deferred credits & other liabilities	720.9	686.9
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.2 and 76.0 shares, respectively	524.8	528.1
Retained earnings	632.7	628.8
Accumulated other comprehensive loss	(18.6)	(13.6)
Total common shareholders' equity	1,138.9	1,143.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,818.8	$3,868.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	Nine Months Ended
	September 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$73.9	$86.0
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	127.5	116.8
Deferred income taxes & investment tax credits	(1.6)	(5.5)
Equity in earnings of unconsolidated affiliates	(14.7)	(12.5)
Provision for uncollectible accounts	12.4	10.8
Expense portion of pension & postretirement periodic benefit cost	8.1	9.7
Other non-cash charges - net	10.3	0.4
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	279.1	189.3
Inventories	(43.0)	(21.6)
Recoverable fuel & natural gas costs	31.9	5.3
Prepayments & other current assets	(29.7)	(33.1)
Accounts payable, including to affiliated companies	(146.1)	(66.6)
Accrued liabilities	(42.0)	(12.8)
Unconsolidated affiliate dividends	33.5	9.0
Changes in noncurrent assets	(20.7)	(5.7)
Changes in noncurrent liabilities	(15.3)	(9.4)
Net cash flows from operating activities	263.6	260.1
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt - net of issuance costs	0.1	-
Requirements for:
Dividends on common stock	(69.3)	(67.3)
Retirement of long-term debt, including premiums paid	(0.4)	(0.4)
Other financing activities	(0.4)	(0.6)
Net change in short-term borrowings	32.3	(43.3)
Net cash flows from financing activities	(37.7)	(111.6)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	1.9	0.3
Other collections	2.9	0.9
Requirements for:
Capital expenditures, excluding AFUDC equity	(185.9)	(140.6)
Unconsolidated affiliate investments	(16.7)	(14.6)
Other investments	(41.9)	-
Net cash flows from investing activities	(239.7)	(154.0)
Net decrease in cash & cash equivalents	(13.8)	(5.5)
Cash & cash equivalents at beginning of period	20.4	9.6
Cash & cash equivalents at end of period	$6.6	$4.1